                            AGREEMENT


     THIS AGREEMENT made and entered into as of this tenth day of January, 1994 by and between ABACO CASA DE BOLSA, S.A. de C.V.,
ABACO GROUP FINANCIERO, a Mexican corporation ("Purchaser"), and
Kurt B. Karmin (the "Optionholder").

                            RECITALS

     WHEREAS, the Optionholder, a director and/or executive officer of Rodman & Renshaw Capital Group, Inc. (the "Company"), was granted options to purchase shares of Common Stock, $.09 par value per share (the "Shares"), of the Company, pursuant to the terms of the Company's Incentive Stock Option Plan adopted June 24, 1983;

     WHEREAS, the Company has entered into an Acquisition
Agreement, dated as of November 17, 1993 (the "Acquisition
Agreement"), by and among the Company, Abaco Grupo Financiero, S.A. de C.V. and Purchaser pursuant to which, on the Tender Closing
Date, as that term is defined in the Acquisition Agreement, Purchaser accepted for payment pursuant to a tender offer 2,363,003 Shares at $10.50 per Share in cash;

     WHEREAS, pursuant to Section 5.10(C) of the Acquisition Agreement, directors and executive officers who exercised any or all of their vested employee stock options to purchase Shares between the first business day after the Tender Closing Date and the tenth business day after the Tender Closing Date may at any time between the eleventh business day and the twentieth business day after the Tender Closing Date elect to sell to Purchaser any or all of the Shares acquired upon such exercise ("Elected Shares") in accordance with the terms set forth in the Acquisition Agreement;

     WHEREAS, the Optionholder desires to sell to Purchaser, and Purchaser desires to buy from Optionholder, the number of Elected
Shares indicated below the Optionholder's signature on page 3 hereof subject to the terms stated herein.

     NOW, THEREFORE, Purchaser and the Optionholder agree as follows:

     1. AGREEMENT TO SELL AND TO PURCHASE. On the Closing Date (as defined in Section 2) and upon the terms set forth in this Agreement, the Optionholder shall sell, assign, transfer, convey and deliver the number of Elected Shares indicated below the Optionholder's signature on page 3 hereof to Purchaser, and Purchaser shall purchase and accept such Elected Shares from the Optionholder.

     2.   CLOSING.  The closing of such sale and purchase
(the "Closing ") shall take place at 10:00 a.m., Chicago time, on

January 10, 1995, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date") at the offices of the Company, 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the parties hereto shall agree in writing. At the Closing, the Optionholder shall deliver to Purchaser stock certificates representing the Elected Shares to be sold to Purchaser pursuant to this Agreement, duly endorsed in blank for transfer or accompanied by appropriate stock power duly executed in blank. In consideration and exchange for such Elected Shares, Purchaser shall pay to the Optionholder, within two business days after delivery of such Elected Shares, the Purchase Price as provided in Section 3 hereof.

     3.   PURCHASE PRICE.  The aggregate purchase price
(the "Purchase Price") for the Elected Shares to be sold to Purchaser pursuant to this Agreement shall be the sum of: (A) the number of Elected Shares sold to Purchaser pursuant to this Agreement multiplied by $10.50 per Share, and (B) interest at the rate of 4% per annum on the aggregate amount set forth in clause
(A) of this Section 3 from the period commencing on the date of this Agreement and ending on the date that the Purchase Price is paid in full to the Optionholder. The Purchase Price shall be paid to the Optionholder by delivery to the Optionholder, at his address specified below, of a certified or official bank check payable to the order of the Optionholder in funds immediately available in Chicago on the date of payment.

     4. OWNERSHIP. The Optionholder represents and warrants to and covenants with Purchaser that on the date hereof and on the Closing Date, the Optionholder is and will be, subject to the rights hereunder of Purchaser, the record and beneficial owner of the Elected Shares, free and clear of any liens, claims, and encumbrances.

     5. INVESTMENT INTENT. The Elected Shares will be acquired by Purchaser hereunder solely for the account of Purchaser, for investment, and not with a view to the resale or distribution thereof.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, Purchaser and the Optionholder and their respective heirs, successors and assigns.

     7. EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

     8. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

     9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, Purchaser and the Optionholder have executed this Agreement the day and year first above written.


                                   ABACO CASA de BOLSA, S.A. de
                                   C.V., ABACO GRUPO FINANCIERO


                                   By: /s/
                                       --------------------------
                                       Its:______________________


                                    /s/ Kurt B. Karmin
                                    -----------------------------
                                             Optionholder


Number of Elected Shares to be sold:  35,000
                                     -----------
Optionholder's Address:  924 Fisher Ln.
                         -----------------------
                         Winnetka, IL  60093
                         -----------------------

                         -----------------------

                            AGREEMENT


     THIS AGREEMENT made and entered into as of this tenth day of January, 1994 by and between ABACO CASA DE BOLSA, S.A. de C.V.,
ABACO GROUP FINANCIERO, a Mexican corporation ("Purchaser"), and
Norman E. Mains (the "Optionholder").


                            RECITALS

     WHEREAS, the Optionholder, a director and/or executive officer of Rodman & Renshaw Capital Group, Inc. (the "Company"), was granted options to purchase shares of Common Stock, $.09 par value per share (the "Shares"), of the Company, pursuant to the terms of the Company's Incentive Stock Option Plan adopted June 24, 1983;

     WHEREAS, the Company has entered into an Acquisition
Agreement, dated as of November 17, 1993 (the "Acquisition
Agreement"), by and among the Company, Abaco Grupo Financiero, S.A. de C.V. and Purchaser pursuant to which, on the Tender Closing
Date, as that term is defined in the Acquisition Agreement, Purchaser accepted for payment pursuant to a tender offer 2,363,003 Shares at $10.50 per Share in cash;

     WHEREAS, pursuant to Section 5.10(C) of the Acquisition Agreement, directors and executive officers who exercised any or all of their vested employee stock options to purchase Shares between the first business day after the Tender Closing Date and the tenth business day after the Tender Closing Date may at any time between the eleventh business day and the twentieth business day after the Tender Closing Date elect to sell to Purchaser any or all of the Shares acquired upon such exercise ("Elected Shares") in accordance with the terms set forth in the Acquisition Agreement;

     WHEREAS, the Optionholder desires to sell to Purchaser, and Purchaser desires to buy from Optionholder, the number of Elected
Shares indicated below the Optionholder's signature on page 3 hereof subject to the terms stated herein.

     NOW, THEREFORE, Purchaser and the Optionholder agree as follows:

     1. AGREEMENT TO SELL AND TO PURCHASE. On the Closing Date (as defined in Section 2) and upon the terms set forth in this Agreement, the Optionholder shall sell, assign, transfer, convey and deliver the number of Elected Shares indicated below the Optionholder's signature on page 3 hereof to Purchaser, and Purchaser shall purchase and accept such Elected Shares from the Optionholder.

     2.   CLOSING.  The closing of such sale and purchase
(the "Closing ") shall take place at 10:00 a.m., Chicago time, on

January 10, 1995, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date") at the offices of the Company, 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the parties hereto shall agree in writing. At the Closing, the Optionholder shall deliver to Purchaser stock certificates representing the Elected Shares to be sold to Purchaser pursuant to this Agreement, duly endorsed in blank for transfer or accompanied by appropriate stock power duly executed in blank. In consideration and exchange for such Elected Shares, Purchaser shall pay to the Optionholder, within two business days after delivery of such Elected Shares, the Purchase Price as provided in Section 3 hereof.

     3.   PURCHASE PRICE.  The aggregate purchase price
(the "Purchase Price") for the Elected Shares to be sold to Purchaser pursuant to this Agreement shall be the sum of: (A) the number of Elected Shares sold to Purchaser pursuant to this Agreement multiplied by $10.50 per Share, and (B) interest at the rate of 4% per annum on the aggregate amount set forth in clause
(A) of this Section 3 from the period commencing on the date of this Agreement and ending on the date that the Purchase Price is paid in full to the Optionholder. The Purchase Price shall be paid to the Optionholder by delivery to the Optionholder, at his address specified below, of a certified or official bank check payable to the order of the Optionholder in funds immediately available in Chicago on the date of payment.

     4. OWNERSHIP. The Optionholder represents and warrants to and covenants with Purchaser that on the date hereof and on the Closing Date, the Optionholder is and will be, subject to the rights hereunder of Purchaser, the record and beneficial owner of the Elected Shares, free and clear of any liens, claims, and encumbrances.

     5. INVESTMENT INTENT. The Elected Shares will be acquired by Purchaser hereunder solely for the account of Purchaser, for investment, and not with a view to the resale or distribution thereof.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, Purchaser and the Optionholder and their respective heirs, successors and assigns.

     7. EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

     8. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

     9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, Purchaser and the Optionholder have executed this Agreement the day and year first above written.


                                   ABACO CASA de BOLSA, S.A. de
                                   C.V., ABACO GRUPO FINANCIERO


                                   By: /s/
                                       --------------------------
                                       Its:______________________


                                    /s/Norman E. Mains
                                   ------------------------------
                                             Optionholder


Number of Elected Shares to be sold:  35,000
                                     -----------

Optionholder's Address:  1065 Fisher Lane
                         -----------------------
                         Winnetka, IL  60093
                         -----------------------

                         -----------------------

                            AGREEMENT


     THIS AGREEMENT made and entered into as of this tenth day of January, 1994 by and between ABACO CASA DE BOLSA, S.A. de C.V.,
ABACO GROUP FINANCIERO, a Mexican corporation ("Purchaser"), and
Gregory P. Quinlivan (the "Optionholder").


                            RECITALS

     WHEREAS, the Optionholder, a director and/or executive officer of Rodman & Renshaw Capital Group, Inc. (the "Company"), was granted options to purchase shares of Common Stock, $.09 par value per share (the "Shares"), of the Company, pursuant to the terms of the Company's Incentive Stock Option Plan adopted June 24, 1983;

     WHEREAS, the Company has entered into an Acquisition
Agreement, dated as of November 17, 1993 (the "Acquisition
Agreement"), by and among the Company, Abaco Grupo Financiero, S.A. de C.V. and Purchaser pursuant to which, on the Tender Closing
Date, as that term is defined in the Acquisition Agreement, Purchaser accepted for payment pursuant to a tender offer 2,363,003 Shares at $10.50 per Share in cash;

     WHEREAS, pursuant to Section 5.10(C) of the Acquisition Agreement, directors and executive officers who exercised any or all of their vested employee stock options to purchase Shares between the first business day after the Tender Closing Date and the tenth business day after the Tender Closing Date may at any time between the eleventh business day and the twentieth business day after the Tender Closing Date elect to sell to Purchaser any or all of the Shares acquired upon such exercise ("Elected Shares") in accordance with the terms set forth in the Acquisition Agreement;

     WHEREAS, the Optionholder desires to sell to Purchaser, and Purchaser desires to buy from Optionholder, the number of Elected
Shares indicated below the Optionholder's signature on page 3 hereof subject to the terms stated herein.

     NOW, THEREFORE, Purchaser and the Optionholder agree as follows:

     1. AGREEMENT TO SELL AND TO PURCHASE. On the Closing Date (as defined in Section 2) and upon the terms set forth in this Agreement, the Optionholder shall sell, assign, transfer, convey and deliver the number of Elected Shares indicated below the Optionholder's signature on page 3 hereof to Purchaser, and Purchaser shall purchase and accept such Elected Shares from the Optionholder.

     2.   CLOSING.  The closing of such sale and purchase
(the "Closing ") shall take place at 10:00 a.m., Chicago time, on

January 10, 1995, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date") at the offices of the Company, 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the parties hereto shall agree in writing. At the Closing, the Optionholder shall deliver to Purchaser stock certificates representing the Elected Shares to be sold to Purchaser pursuant to this Agreement, duly endorsed in blank for transfer or accompanied by appropriate stock power duly executed in blank. In consideration and exchange for such Elected Shares, Purchaser shall pay to the Optionholder, within two business days after delivery of such Elected Shares, the Purchase Price as provided in Section 3 hereof.

     3.   PURCHASE PRICE.  The aggregate purchase price
(the "Purchase Price") for the Elected Shares to be sold to Purchaser pursuant to this Agreement shall be the sum of: (A) the number of Elected Shares sold to Purchaser pursuant to this Agreement multiplied by $10.50 per Share, and (B) interest at the rate of 4% per annum on the aggregate amount set forth in clause
(A) of this Section 3 from the period commencing on the date of this Agreement and ending on the date that the Purchase Price is paid in full to the Optionholder. The Purchase Price shall be paid to the Optionholder by delivery to the Optionholder, at his address specified below, of a certified or official bank check payable to the order of the Optionholder in funds immediately available in Chicago on the date of payment.

     4. OWNERSHIP. The Optionholder represents and warrants to and covenants with Purchaser that on the date hereof and on the Closing Date, the Optionholder is and will be, subject to the rights hereunder of Purchaser, the record and beneficial owner of the Elected Shares, free and clear of any liens, claims, and encumbrances.

     5. INVESTMENT INTENT. The Elected Shares will be acquired by Purchaser hereunder solely for the account of Purchaser, for investment, and not with a view to the resale or distribution thereof.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, Purchaser and the Optionholder and their respective heirs, successors and assigns.

     7. EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

     8. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

     9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, Purchaser and the Optionholder have executed this Agreement the day and year first above written.


                                   ABACO CASA de BOLSA, S.A. de
                                   C.V., ABACO GRUPO FINANCIERO


                                   By: /s/
                                      ---------------------------
                                      Its:_______________________


                                    /s/Gregory P. Quinlivan
                                   ------------------------------
                                             Optionholder


Number of Elected Shares to be sold:  2,800
                                     -----------

Optionholder's Address:  /s/Gregory P. Quinlivan
                         -----------------------
                         120 South LaSalle St. - 10th Floor
                         -----------------------
                         Chicago IL 60603
                         -----------------------

                            AGREEMENT


     THIS AGREEMENT made and entered into as of this tenth day of January, 1994 by and between ABACO CASA DE BOLSA, S.A. de C.V.,
ABACO GROUP FINANCIERO, a Mexican corporation ("Purchaser"), and
Victor C. Chigas (the "Optionholder").

                            RECITALS

     WHEREAS, the Optionholder, a director and/or executive officer of Rodman & Renshaw Capital Group, Inc. (the "Company"), was granted options to purchase shares of Common Stock, $.09 par value per share (the "Shares"), of the Company, pursuant to the terms of the Company's Incentive Stock Option Plan adopted June 24, 1983;

     WHEREAS, the Company has entered into an Acquisition
Agreement, dated as of November 17, 1993 (the "Acquisition
Agreement"), by and among the Company, Abaco Grupo Financiero, S.A. de C.V. and Purchaser pursuant to which, on the Tender Closing
Date, as that term is defined in the Acquisition Agreement, Purchaser accepted for payment pursuant to a tender offer 2,363,003 Shares at $10.50 per Share in cash;

     WHEREAS, pursuant to Section 5.10(C) of the Acquisition Agreement, directors and executive officers who exercised any or all of their vested employee stock options to purchase Shares between the first business day after the Tender Closing Date and the tenth business day after the Tender Closing Date may at any time between the eleventh business day and the twentieth business day after the Tender Closing Date elect to sell to Purchaser any or all of the Shares acquired upon such exercise ("Elected Shares") in accordance with the terms set forth in the Acquisition Agreement;

     WHEREAS, the Optionholder desires to sell to Purchaser, and Purchaser desires to buy from Optionholder, the number of Elected
Shares indicated below the Optionholder's signature on page 3 hereof subject to the terms stated herein.

     NOW, THEREFORE, Purchaser and the Optionholder agree as follows:

     1. AGREEMENT TO SELL AND TO PURCHASE. On the Closing Date (as defined in Section 2) and upon the terms set forth in this Agreement, the Optionholder shall sell, assign, transfer, convey and deliver the number of Elected Shares indicated below the Optionholder's signature on page 3 hereof to Purchaser, and Purchaser shall purchase and accept such Elected Shares from the Optionholder.

     2.   CLOSING.  The closing of such sale and purchase
(the "Closing ") shall take place at 10:00 a.m., Chicago time, on

January 10, 1995, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date") at the offices of the Company, 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the parties hereto shall agree in writing. At the Closing, the Optionholder shall deliver to Purchaser stock certificates representing the Elected Shares to be sold to Purchaser pursuant to this Agreement, duly endorsed in blank for transfer or accompanied by appropriate stock power duly executed in blank. In consideration and exchange for such Elected Shares, Purchaser shall pay to the Optionholder, within two business days after delivery of such Elected Shares, the Purchase Price as provided in Section 3 hereof.

     3.   PURCHASE PRICE.  The aggregate purchase price
(the "Purchase Price") for the Elected Shares to be sold to Purchaser pursuant to this Agreement shall be the sum of: (A) the number of Elected Shares sold to Purchaser pursuant to this Agreement multiplied by $10.50 per Share, and (B) interest at the rate of 4% per annum on the aggregate amount set forth in clause
(A) of this Section 3 from the period commencing on the date of this Agreement and ending on the date that the Purchase Price is paid in full to the Optionholder. The Purchase Price shall be paid to the Optionholder by delivery to the Optionholder, at his address specified below, of a certified or official bank check payable to the order of the Optionholder in funds immediately available in Chicago on the date of payment.

     4. OWNERSHIP. The Optionholder represents and warrants to and covenants with Purchaser that on the date hereof and on the Closing Date, the Optionholder is and will be, subject to the rights hereunder of Purchaser, the record and beneficial owner of the Elected Shares, free and clear of any liens, claims, and encumbrances.

     5. INVESTMENT INTENT. The Elected Shares will be acquired by Purchaser hereunder solely for the account of Purchaser, for investment, and not with a view to the resale or distribution thereof.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, Purchaser and the Optionholder and their respective heirs, successors and assigns.

     7. EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

     8. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

     9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, Purchaser and the Optionholder have executed this Agreement the day and year first above written.


                                   ABACO CASA de BOLSA, S.A. de
                                   C.V., ABACO GRUPO FINANCIERO


                                   By: /s/
                                       --------------------------
                                       Its:______________________


                                   /s/Victor C. Chigas
                                   ______________________________
                                             Optionholder


Number of Elected Shares to be sold:  16,720
                                     -----------

Optionholder's Address:  400 E. Randolph #3005
                         -----------------------
                         Chicago, IL  60601
                         -----------------------

                         -----------------------

                            AGREEMENT


     THIS AGREEMENT made and entered into as of this tenth day of January, 1994 by and between ABACO CASA DE BOLSA, S.A. de C.V.,
ABACO GROUP FINANCIERO, a Mexican corporation ("Purchaser"), and
Mark J. Grant (the "Optionholder").

                            RECITALS

     WHEREAS, the Optionholder, a director and/or executive officer of Rodman & Renshaw Capital Group, Inc. (the "Company"), was granted options to purchase shares of Common Stock, $.09 par value per share (the "Shares"), of the Company, pursuant to the terms of the Company's Incentive Stock Option Plan adopted June 24, 1983;

     WHEREAS, the Company has entered into an Acquisition
Agreement, dated as of November 17, 1993 (the "Acquisition
Agreement"), by and among the Company, Abaco Grupo Financiero, S.A. de C.V. and Purchaser pursuant to which, on the Tender Closing
Date, as that term is defined in the Acquisition Agreement, Purchaser accepted for payment pursuant to a tender offer 2,363,003 Shares at $10.50 per Share in cash;

     WHEREAS, pursuant to Section 5.10(C) of the Acquisition Agreement, directors and executive officers who exercised any or all of their vested employee stock options to purchase Shares between the first business day after the Tender Closing Date and the tenth business day after the Tender Closing Date may at any time between the eleventh business day and the twentieth business day after the Tender Closing Date elect to sell to Purchaser any or all of the Shares acquired upon such exercise ("Elected Shares") in accordance with the terms set forth in the Acquisition Agreement;

     WHEREAS, the Optionholder desires to sell to Purchaser, and Purchaser desires to buy from Optionholder, the number of Elected
Shares indicated below the Optionholder's signature on page 3 hereof subject to the terms stated herein.

     NOW, THEREFORE, Purchaser and the Optionholder agree as follows:

     1. AGREEMENT TO SELL AND TO PURCHASE. On the Closing Date (as defined in Section 2) and upon the terms set forth in this Agreement, the Optionholder shall sell, assign, transfer, convey and deliver the number of Elected Shares indicated below the Optionholder's signature on page 3 hereof to Purchaser, and Purchaser shall purchase and accept such Elected Shares from the Optionholder.

     2.   CLOSING.  The closing of such sale and purchase
(the "Closing ") shall take place at 10:00 a.m., Chicago time, on

January 10, 1995, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date") at the offices of the Company, 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the parties hereto shall agree in writing. At the Closing, the Optionholder shall deliver to Purchaser stock certificates representing the Elected Shares to be sold to Purchaser pursuant to this Agreement, duly endorsed in blank for transfer or accompanied by appropriate stock power duly executed in blank. In consideration and exchange for such Elected Shares, Purchaser shall pay to the Optionholder, within two business days after delivery of such Elected Shares, the Purchase Price as provided in Section 3 hereof.

     3.   PURCHASE PRICE.  The aggregate purchase price
(the "Purchase Price") for the Elected Shares to be sold to Purchaser pursuant to this Agreement shall be the sum of: (A) the number of Elected Shares sold to Purchaser pursuant to this Agreement multiplied by $10.50 per Share, and (B) interest at the rate of 4% per annum on the aggregate amount set forth in clause
(A) of this Section 3 from the period commencing on the date of this Agreement and ending on the date that the Purchase Price is paid in full to the Optionholder. The Purchase Price shall be paid to the Optionholder by delivery to the Optionholder, at his address specified below, of a certified or official bank check payable to the order of the Optionholder in funds immediately available in Chicago on the date of payment.

     4. OWNERSHIP. The Optionholder represents and warrants to and covenants with Purchaser that on the date hereof and on the Closing Date, the Optionholder is and will be, subject to the rights hereunder of Purchaser, the record and beneficial owner of the Elected Shares, free and clear of any liens, claims, and encumbrances.

     5. INVESTMENT INTENT. The Elected Shares will be acquired by Purchaser hereunder solely for the account of Purchaser, for investment, and not with a view to the resale or distribution thereof.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, Purchaser and the Optionholder and their respective heirs, successors and assigns.

     7. EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

     8. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

     9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, Purchaser and the Optionholder have executed this Agreement the day and year first above written.


                                   ABACO CASA de BOLSA, S.A. de
                                   C.V., ABACO GRUPO FINANCIERO


                                   By: /s/
                                       --------------------------
                                       Its:______________________

                                    /s/Mark J. Grant
                                    -----------------------------
                                             Optionholder


Number of Elected Shares to be sold:  27,000
                                     -----------

Optionholder's Address:  55 W. Goethe #1255
                         -----------------------
                         Chicago, IL  60610
                         -----------------------

                         -----------------------

                            AGREEMENT


     THIS AGREEMENT made and entered into as of this tenth day of January, 1994 by and between ABACO CASA DE BOLSA, S.A. de C.V.,
ABACO GROUP FINANCIERO, a Mexican corporation ("Purchaser"), and
Lawrence R. Helfand (the "Optionholder").

                            RECITALS

     WHEREAS, the Optionholder, a director and/or executive officer of Rodman & Renshaw Capital Group, Inc. (the "Company"), was granted options to purchase shares of Common Stock, $.09 par value per share (the "Shares"), of the Company, pursuant to the terms of the Company's Incentive Stock Option Plan adopted June 24, 1983;

     WHEREAS, the Company has entered into an Acquisition
Agreement, dated as of November 17, 1993 (the "Acquisition
Agreement"), by and among the Company, Abaco Grupo Financiero, S.A. de C.V. and Purchaser pursuant to which, on the Tender Closing
Date, as that term is defined in the Acquisition Agreement, Purchaser accepted for payment pursuant to a tender offer 2,363,003 Shares at $10.50 per Share in cash;

     WHEREAS, pursuant to Section 5.10(C) of the Acquisition Agreement, directors and executive officers who exercised any or all of their vested employee stock options to purchase Shares between the first business day after the Tender Closing Date and the tenth business day after the Tender Closing Date may at any time between the eleventh business day and the twentieth business day after the Tender Closing Date elect to sell to Purchaser any or all of the Shares acquired upon such exercise ("Elected Shares") in accordance with the terms set forth in the Acquisition Agreement;

     WHEREAS, the Optionholder desires to sell to Purchaser, and Purchaser desires to buy from Optionholder, the number of Elected
Shares indicated below the Optionholder's signature on page 3 hereof subject to the terms stated herein.

     NOW, THEREFORE, Purchaser and the Optionholder agree as follows:

     1. AGREEMENT TO SELL AND TO PURCHASE. On the Closing Date (as defined in Section 2) and upon the terms set forth in this Agreement, the Optionholder shall sell, assign, transfer, convey and deliver the number of Elected Shares indicated below the Optionholder's signature on page 3 hereof to Purchaser, and Purchaser shall purchase and accept such Elected Shares from the Optionholder.

     2.   CLOSING.  The closing of such sale and purchase
(the "Closing ") shall take place at 10:00 a.m., Chicago time, on

January 10, 1995, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date") at the offices of the Company, 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the parties hereto shall agree in writing. At the Closing, the Optionholder shall deliver to Purchaser stock certificates representing the Elected Shares to be sold to Purchaser pursuant to this Agreement, duly endorsed in blank for transfer or accompanied by appropriate stock power duly executed in blank. In consideration and exchange for such Elected Shares, Purchaser shall pay to the Optionholder, within two business days after delivery of such Elected Shares, the Purchase Price as provided in Section 3 hereof.

     3.   PURCHASE PRICE.  The aggregate purchase price
(the "Purchase Price") for the Elected Shares to be sold to Purchaser pursuant to this Agreement shall be the sum of: (A) the number of Elected Shares sold to Purchaser pursuant to this Agreement multiplied by $10.50 per Share, and (B) interest at the rate of 4% per annum on the aggregate amount set forth in clause
(A) of this Section 3 from the period commencing on the date of this Agreement and ending on the date that the Purchase Price is paid in full to the Optionholder. The Purchase Price shall be paid to the Optionholder by delivery to the Optionholder, at his address specified below, of a certified or official bank check payable to the order of the Optionholder in funds immediately available in Chicago on the date of payment.

     4. OWNERSHIP. The Optionholder represents and warrants to and covenants with Purchaser that on the date hereof and on the Closing Date, the Optionholder is and will be, subject to the rights hereunder of Purchaser, the record and beneficial owner of the Elected Shares, free and clear of any liens, claims, and encumbrances.

     5. INVESTMENT INTENT. The Elected Shares will be acquired by Purchaser hereunder solely for the account of Purchaser, for investment, and not with a view to the resale or distribution thereof.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, Purchaser and the Optionholder and their respective heirs, successors and assigns.

     7. EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

     8. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

     9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, Purchaser and the Optionholder have executed this Agreement the day and year first above written.


                                   ABACO CASA de BOLSA, S.A. de
                                   C.V., ABACO GRUPO FINANCIERO


                                   By: /s/
                                       --------------------------
                                       Its:______________________


                                    /s/Lawrence R. Helfand
                                    -----------------------------
                                             Optionholder


Number of Elected Shares to be sold:  32,100
                                     -----------
Optionholder's Address:  960 N. Lakeshore Dr. #7M
                         -----------------------
                         Chicago, IL  60611
                         -----------------------

                         -----------------------

                            AGREEMENT


     THIS AGREEMENT made and entered into as of this tenth day of January, 1994 by and between ABACO CASA DE BOLSA, S.A. de C.V.,
ABACO GROUP FINANCIERO, a Mexican corporation ("Purchaser"), and
Scott H. Lang (the "Optionholder").

                            RECITALS

     WHEREAS, the Optionholder, a director and/or executive officer of Rodman & Renshaw Capital Group, Inc. (the "Company"), was granted options to purchase shares of Common Stock, $.09 par value per share (the "Shares"), of the Company, pursuant to the terms of the Company's Incentive Stock Option Plan adopted June 24, 1983;

     WHEREAS, the Company has entered into an Acquisition
Agreement, dated as of November 17, 1993 (the "Acquisition
Agreement"), by and among the Company, Abaco Grupo Financiero, S.A. de C.V. and Purchaser pursuant to which, on the Tender Closing
Date, as that term is defined in the Acquisition Agreement, Purchaser accepted for payment pursuant to a tender offer 2,363,003 Shares at $10.50 per Share in cash;

     WHEREAS, pursuant to Section 5.10(C) of the Acquisition Agreement, directors and executive officers who exercised any or all of their vested employee stock options to purchase Shares between the first business day after the Tender Closing Date and the tenth business day after the Tender Closing Date may at any time between the eleventh business day and the twentieth business day after the Tender Closing Date elect to sell to Purchaser any or all of the Shares acquired upon such exercise ("Elected Shares") in accordance with the terms set forth in the Acquisition Agreement;

     WHEREAS, the Optionholder desires to sell to Purchaser, and Purchaser desires to buy from Optionholder, the number of Elected
Shares indicated below the Optionholder's signature on page 3 hereof subject to the terms stated herein.

     NOW, THEREFORE, Purchaser and the Optionholder agree as follows:

     1. AGREEMENT TO SELL AND TO PURCHASE. On the Closing Date (as defined in Section 2) and upon the terms set forth in this Agreement, the Optionholder shall sell, assign, transfer, convey and deliver the number of Elected Shares indicated below the Optionholder's signature on page 3 hereof to Purchaser, and Purchaser shall purchase and accept such Elected Shares from the Optionholder.

     2.   CLOSING.  The closing of such sale and purchase
(the "Closing ") shall take place at 10:00 a.m., Chicago time, on

January 10, 1995, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date") at the offices of the Company, 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the parties hereto shall agree in writing. At the Closing, the Optionholder shall deliver to Purchaser stock certificates representing the Elected Shares to be sold to Purchaser pursuant to this Agreement, duly endorsed in blank for transfer or accompanied by appropriate stock power duly executed in blank. In consideration and exchange for such Elected Shares, Purchaser shall pay to the Optionholder, within two business days after delivery of such Elected Shares, the Purchase Price as provided in Section 3 hereof.

     3.   PURCHASE PRICE.  The aggregate purchase price
(the "Purchase Price") for the Elected Shares to be sold to Purchaser pursuant to this Agreement shall be the sum of: (A) the number of Elected Shares sold to Purchaser pursuant to this Agreement multiplied by $10.50 per Share, and (B) interest at the rate of 4% per annum on the aggregate amount set forth in clause
(A) of this Section 3 from the period commencing on the date of this Agreement and ending on the date that the Purchase Price is paid in full to the Optionholder. The Purchase Price shall be paid to the Optionholder by delivery to the Optionholder, at his address specified below, of a certified or official bank check payable to the order of the Optionholder in funds immediately available in Chicago on the date of payment.

     4. OWNERSHIP. The Optionholder represents and warrants to and covenants with Purchaser that on the date hereof and on the Closing Date, the Optionholder is and will be, subject to the rights hereunder of Purchaser, the record and beneficial owner of the Elected Shares, free and clear of any liens, claims, and encumbrances.

     5. INVESTMENT INTENT. The Elected Shares will be acquired by Purchaser hereunder solely for the account of Purchaser, for investment, and not with a view to the resale or distribution thereof.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, Purchaser and the Optionholder and their respective heirs, successors and assigns.

     7. EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

     8. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

     9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, Purchaser and the Optionholder have executed this Agreement the day and year first above written.


                                   ABACO CASA de BOLSA, S.A. de
                                   C.V., ABACO GRUPO FINANCIERO


                                   By: /s/
                                       --------------------------
                                       Its:______________________


                                   /s/ Scott H. Lang
                                   ______________________________
                                             Optionholder


Number of Elected Shares to be sold:  21,000
                                     -----------
Optionholder's Address:  c/o Rodman & Renshaw
                         -----------------------
                         120 S. LaSalle St.
                         -----------------------
                         Chicago, IL  60603
                         -----------------------

                            AGREEMENT


     THIS AGREEMENT made and entered into as of this tenth day of January, 1994 by and between ABACO CASA DE BOLSA, S.A. de C.V.,
ABACO GROUP FINANCIERO, a Mexican corporation ("Purchaser"), and
Frederick G. Uhlmann (the "Optionholder").

                            RECITALS

     WHEREAS, the Optionholder, a director and/or executive officer of Rodman & Renshaw Capital Group, Inc. (the "Company"), was granted options to purchase shares of Common Stock, $.09 par value per share (the "Shares"), of the Company, pursuant to the terms of the Company's Incentive Stock Option Plan adopted June 24, 1983;

     WHEREAS, the Company has entered into an Acquisition
Agreement, dated as of November 17, 1993 (the "Acquisition
Agreement"), by and among the Company, Abaco Grupo Financiero, S.A. de C.V. and Purchaser pursuant to which, on the Tender Closing
Date, as that term is defined in the Acquisition Agreement, Purchaser accepted for payment pursuant to a tender offer 2,363,003 Shares at $10.50 per Share in cash;

     WHEREAS, pursuant to Section 5.10(C) of the Acquisition Agreement, directors and executive officers who exercised any or all of their vested employee stock options to purchase Shares between the first business day after the Tender Closing Date and the tenth business day after the Tender Closing Date may at any time between the eleventh business day and the twentieth business day after the Tender Closing Date elect to sell to Purchaser any or all of the Shares acquired upon such exercise ("Elected Shares") in accordance with the terms set forth in the Acquisition Agreement;

     WHEREAS, the Optionholder desires to sell to Purchaser, and Purchaser desires to buy from Optionholder, the number of Elected
Shares indicated below the Optionholder's signature on page 3 hereof subject to the terms stated herein.

     NOW, THEREFORE, Purchaser and the Optionholder agree as follows:

     1. AGREEMENT TO SELL AND TO PURCHASE. On the Closing Date (as defined in Section 2) and upon the terms set forth in this Agreement, the Optionholder shall sell, assign, transfer, convey and deliver the number of Elected Shares indicated below the Optionholder's signature on page 3 hereof to Purchaser, and Purchaser shall purchase and accept such Elected Shares from the Optionholder.

     2.   CLOSING.  The closing of such sale and purchase
(the "Closing ") shall take place at 10:00 a.m., Chicago time, on

January 10, 1995, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date") at the offices of the Company, 120 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the parties hereto shall agree in writing. At the Closing, the Optionholder shall deliver to Purchaser stock certificates representing the Elected Shares to be sold to Purchaser pursuant to this Agreement, duly endorsed in blank for transfer or accompanied by appropriate stock power duly executed in blank. In consideration and exchange for such Elected Shares, Purchaser shall pay to the Optionholder, within two business days after delivery of such Elected Shares, the Purchase Price as provided in Section 3 hereof.

     3.   PURCHASE PRICE.  The aggregate purchase price
(the "Purchase Price") for the Elected Shares to be sold to Purchaser pursuant to this Agreement shall be the sum of: (A) the number of Elected Shares sold to Purchaser pursuant to this Agreement multiplied by $10.50 per Share, and (B) interest at the rate of 4% per annum on the aggregate amount set forth in clause
(A) of this Section 3 from the period commencing on the date of this Agreement and ending on the date that the Purchase Price is paid in full to the Optionholder. The Purchase Price shall be paid to the Optionholder by delivery to the Optionholder, at his address specified below, of a certified or official bank check payable to the order of the Optionholder in funds immediately available in Chicago on the date of payment.

     4. OWNERSHIP. The Optionholder represents and warrants to and covenants with Purchaser that on the date hereof and on the Closing Date, the Optionholder is and will be, subject to the rights hereunder of Purchaser, the record and beneficial owner of the Elected Shares, free and clear of any liens, claims, and encumbrances.

     5. INVESTMENT INTENT. The Elected Shares will be acquired by Purchaser hereunder solely for the account of Purchaser, for investment, and not with a view to the resale or distribution thereof.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and inure to the benefit of, Purchaser and the Optionholder and their respective heirs, successors and assigns.

     7. EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

     8. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement.

     9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, Purchaser and the Optionholder have executed this Agreement the day and year first above written.


                                   ABACO CASA de BOLSA, S.A. de
                                   C.V., ABACO GRUPO FINANCIERO


                                   By: /s/
                                       --------------------------
                                       Its:______________________


                                    /s/Frederick G. Uhlmann
                                    _____________________________
                                             Optionholder


Number of Elected Shares to be sold:  27,000
                                     -----------
Optionholder's Address:  783 White Oaks
                         -----------------------
                         Highland Park, FL  60035
                         -----------------------